BB&T
                                      AND
                          MASON-DIXON BANCSHARES, INC.
                             WESTMINSTER, MARYLAND
                          EXPANDING A GREAT FRANCHISE
                              ANALYST PRESENTATION
                                JANUARY 28, 1999

                          FORWARD-LOOKING INFORMATION

BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated restructuring charges relating to the merger, estimated increases in Mason-Dixon's fee income ratio, the anticipated accretive effect of the merger, and BB&T's anticipated performance in future periods. With respect to estimated cost savings and restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and Mason-Dixon, the amount of general and administrative expense consolidation, costs relating to converting Mason-Dixon bank operations and data processing to BB&T's systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies' respective accounting reserve policies, and the cost related to the merger. The realization of cost savings and the amount of restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T's anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities:
(1) expected cost savings from this merger or other previously announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including Mason-Dixon, may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and Mason-Dixon are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and Mason-Dixon may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and Mason-Dixon.

BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder values of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict.

                                    OUTLINE

o BACKGROUND AND TRANSACTION TERMS

o FINANCIAL DATA

o RATIONALE AND STRATEGIC OBJECTIVES

o INVESTMENT CRITERIA

o SUMMARY

                                BB&T Corporation

                                     (BBT)

o $37.0 billion bank holding company*

o 597 branch locations in NC, SC, VA, MD and the District of Columbia*

                                FOR THE YEAR ENDED
                                   12/31/98**
                                   ----------

o ROA                                1.58%

o Cash Basis ROA                     1.67%

o ROE                               20.16%

o Cash Basis ROE                    23.70%

o Efficiency ratio                  51.57%

*Includes the pending acquisitions of Scott & Stringfellow Financial, Inc., MainStreet Financial Corporation and First Citizens Corporation

**Excludes nonrecurring items
                                                                               4

                          MASON-DIXON BANCSHARES, INC.

                                     (MSDX)

o $1.1 BILLION BANK HOLDING COMPANY

o 23 BANKING OFFICES IN CENTRAL MARYLAND

o 3 MORTGAGE LOAN PRODUCTION OFFICES

o 12 CONSUMER FINANCE OFFICES

                                FOR YEAR ENDED
                                 12/31/98*
                                ----------------
o ROA                                 .95%

o ROE                               12.97%

o EFFICIENCY RATIO                  67.54%

*EXCLUDES NONRECURRING ITEMS

                           PRO FORMA COMPANY PROFILE
                               DECEMBER 31, 1998

o SIZE:                            $38.1 BILLION IN ASSETS*
                                   $12.1 billion in market capitalization**
o OFFICES                       NC:    347
                                SC:     90
                                VA:    109
                                DC:      6
                                MD:     55
                                GA:     13
                                ----------
                                TOTAL: 620

* INCLUDES TOTAL ASSETS FOR SCOTT & STRINGFELLOW FINANCIAL, INC., MAINSTREET FINANCIAL CORPORATION, MASON-DIXON BANCSHARES, INC. AND FIRST CITIZENS CORPORATION

**BASED ON BB&T'S 1/26/99 CLOSING PRICE OF $38.44 AND INCLUDES SHARES OUTSTANDING FOR SCOTT & STRINGFELLOW FINANCIAL, INC., MAINSTREET FINANCIAL CORPORATION, MASON-DIXON BANCSHARES, INC. AND FIRST CITIZENS CORPORATION

                            TERMS OF THE TRANSACTION

                            TERMS OF THE TRANSACTION

o PURCHASE PRICE:                     $49.97 PER SHARE *

o AGGREGATE VALUE:                    $256.9 MILLION * (INCLUDING OPTIONS)

o CONSIDERATION:                      FIXED EXCHANGE RATIO OF 1.30 BB&T SHARES
                                      FOR EACH MASON-DIXON SHARE

o STRUCTURE:                          TAX-FREE EXCHANGE OF STOCK EQUAL TO 100%
                                      OF PURCHASE PRICE

o ACCOUNTING TREATMENT:               TRANSACTION WILL BE ACCOUNTED FOR AS A
                                      POOLING-OF-INTERESTS

o LOCK-UP PROVISION:                  STOCK OPTION AGREEMENT

*BASED ON JANUARY 26, 1999 BB&T CLOSING STOCK PRICE OF $38.44.

                                    PRICING

o PURCHASE PRICE                      $49.97

o PREMIUM / MARKET                    85.50%

o PRICE / 12-31-98 STATED BOOK        3.08 x

o PRICE / 1998 EPS                    25.0 x

o BB&T SHARES ISSUED (FIXED
  EXCHANGE RATIO OF 1.30)             6.7 MILLION*

*BB&T SHARES ISSUED BASED ON MSDX SHARES OUTSTANDING ADJUSTED FOR STOCK OPTIONS.

                            ACQUISITION COMPARABLES*
                   BANK ACQUISITIONS ANNOUNCED AFTER 3/31/98
                      DEAL VALUES FROM $175 - $500 MILLION

                                                       Total                                             Deal Pr/
                                                       Assets        Date       Deal    Deal    Deal Pr/   4-Qtr
Buyer                           Seller                 Seller      Announced   Value    Pr/Bk    Tg Bk      EPS
-------------------------------------------------------------------------------------------------------------------
                                                        ($000)                   ($M)      (%)      (%)      (x)

Chittenden Corp.                Vermont Financial      2,110,300     12/16/98   454.2     208.2    285.6     27.9
Sky Financial Group             First Western Bncp     2,203,139     12/14/98   424.5     280.0    479.9     22.0
FirstMerit Corp                 Signal Corp.           1,519,719     08/11/98   481.8     321.9    466.9     23.4
City Holding Company            Horizon Bancorp Inc.   1,043,327     08/07/98   413.4     360.9    378.8     29.4
Banknorth Group Inc.            Evergreen Bancorp      1,048,307     07/31/98   318.7     351.3    352.0     26.9
Sky Financial Group             Ohio Bank                590,932     07/21/98   191.0     377.7    402.9     30.2
First Commonwealth              Southwest Natl Corp.     742,106     07/16/98   269.8     325.5    326.2     30.8
Compass Bancshares              Arizona Bank             758,280     07/06/98   243.2     456.7    456.7     37.6
First American Corp.            Pioneer Bancshares       993,087     05/28/98   292.0     284.3    300.8     29.7
Investor Group                  East-West Bank         1,731,481     05/25/98   237.8     179.4    185.9     21.6
Old Kent Financial              First Evergreen Corp   1,933,096     04/21/98   482.3     243.5    247.8     26.7
Union Planters Corp.            AMBANC Corp              759,395     04/01/98   211.1     268.3    273.9     25.3

Maximum                                                2,203,139                482.3     456.7    479.9     37.6
Minimum                                                  590,932                191.0     179.4    185.9     21.6
Average                                                1,286,097                335.0     304.8    346.4     27.6
Median                                                 1,045,817                305.4     303.1    339.1     27.4

BB&T Model                      Mason-Dixon
                                  Bancshares, Inc.**   1,102,242                256.9     308.4    335.8     25.0
Over/(Under) Average Comparables                                                            3.6    (10.6)    (2.6)
-------------------------------------------------------------------------------------------------------------------

*Source for acquisition comparables: SNL Securities

** Based on 12/31/98 data

                                 FINANCIAL DATA

                               FINANCIAL SUMMARY

FOR THE YEAR ENDED:                          12/31/98      12/31/98
                                              BB&T*          MSDX*
                                             --------      --------
    ROA                                          1.58%          .95%
    ROE                                         20.16         12.97
    NET INTEREST MARGIN (FTE)                    4.34          4.07
    EFFICIENCY RATIO                            51.57         67.54
    NET CHARGE-OFFS / AVG. LOANS                  .28           .60
    ALLOWANCE / NONPERF. LOANS                 367.75        223.92
    NONPERF. ASSETS / TOTAL ASSETS                .33           .38

* EXCLUDES NONRECURRING ITEMS

                                CAPITAL STRENGTH

                                                  BB&T          MSDX
                                               (12/31/98)   (12/31/98)
                                               ----------    ---------

SHAREHOLDERS' EQUITY / TOTAL ASSETS               8.0%          7.5%

LEVERAGE CAPITAL RATIO                            6.8%          8.9%

TOTAL RISK-BASED CAPITAL RATIO                   14.7%         18.1%

                           RATIONALE FOR ACQUISITION

o   BB&T HAS AN ANNOUNCED STRATEGY TO PURSUE IN-MARKET
    (CAROLINAS/VIRGINIA/MARYLAND/METRO DC) AND CONTIGUOUS STATE (GEORGIA/WEST VIRGINIA/TENNESSEE) ACQUISITIONS OF HIGH QUALITY BANKS AND THRIFTS IN THE $250 MILLION TO $10 BILLION RANGE. THE ACQUISITION OF MASON-DIXON IS CONSISTENT WITH THIS STRATEGY.

o THIS ACQUISITION IS VERY CONSISTENT WITH PAST ACQUISITIONS WHICH WE HAVE SUCCESSFULLY EXECUTED, I.E. IT FITS OUR MODEL.

o   BB&T AND MASON-DIXON SHARE SIMILAR CULTURES.

o MASON-DIXON'S BRANCH NETWORK EXPANDS BB&T'S MARYLAND FRANCHISE INTO THE ECONOMICALLY VIBRANT MARKETS IN CENTRAL MARYLAND.

                              STRATEGIC OBJECTIVES

o The key strategic objectives in this acquisition are:

   - Entry into the central Maryland market

   - Grow fee income using BB&T's wider array of fee-based services

   - Improve efficiency

o Cost savings equal to 25% of MSDX's noninterest expenses, fully realized in the year 2000

   - Develop additional commercial relationships using BB&T's product offerings

FRANCHISE ENHANCEMENT

o MARKET EXPANSION MERGER INTO CENTRAL MARYLAND

o #1 MARKET SHARE IN ECONOMICALLY VIBRANT CARROLL COUNTY, MARYLAND

o PRO FORMA MARYLAND ASSETS OF $2.4 BILLION

o ESTABLISHMENT OF NEW CENTRAL MARYLAND REGIONAL BANK

o ADDITIONAL NETWORK OF 12 ROSE SHANIS CONSUMER LENDING OFFICES (TOTAL ASSETS OF $47 MILLION)

                                GROW FEE INCOME

                                              BB&T          MSDX
                                           (12/31/98)    (12/31/98)
                                           ----------    ----------
FEE INCOME RATIO                              28.4%         18.8%

GOAL TO RAISE MSDX'S FEE INCOME RATIO BY LEVERAGING BB&T'S SALES MANAGEMENT SYSTEM AND BROADER PRODUCT SELECTION

                             EFFICIENCY IMPROVEMENT

                            TARGETED ANNUAL COST SAVINGS
                            ----------------------------
                            $9.3 MILLION OR APPROXIMATELY 25%
                            OF MSDX'S EXPENSE BASE

                           AFTER-TAX ONE-TIME CHARGES

                        ONE-TIME MERGER-RELATED CHARGES
                        -------------------------------
                                 $10.4 MILLION

                                BRANCH LOCATIONS


                               [MAP APPEARS HERE]


 [triangle here] BB&T Branches

 [diamond here]  MainStreet Financial Branches (BB&T Pending Acquisition)

 [upside down    First Citizens Corporation Branches (BB&T Pending Acquisition)
  triangle here]
 [octogon here]  Mason-Dixon Bancshares Branches

                             MARKET CHARACTERISTICS


MARYLAND
[MARYLAND GRAPHIC APPEARS HERE]

o 3RD HIGHEST MEDIAN HOUSEHOLD INCOME AND 5TH HIGHEST PER CAPITA PERSONAL INCOME IN THE U.S.

o 5TH MOST DENSELY POPULATED STATE IN THE U.S.

o ADVANCED HIGH TECH INDUSTRIAL BASE CONCENTRATED IN BIOTECHNOLOGY, TELECOMMUNICATIONS, AND COMPUTER SCIENCE.

o 6 FORTUNE 500 COMPANIES ARE HEADQUARTERED WITHIN BALTIMORE COUNTY.

o WITH A POPULATION OF 2.5 MILLION, THE BALTIMORE MSA IS THE 18TH LARGEST IN THE U.S.

                            BB&T INVESTMENT CRITERIA

o CASH BASIS EPS (ACCRETIVE BY YEAR 2)

o INTERNAL RATE OF RETURN (15% OR BETTER)

o RETURN ON EQUITY AND CASH BASIS ROE (ACCRETIVE BY
  YEAR 3)

o RETURN ON ASSETS AND CASH BASIS ROA (ACCRETIVE BY
  YEAR 3)

o BOOK VALUE PER SHARE (ACCRETIVE BY YEAR 5)

o MUST NOT CAUSE COMBINED LEVERAGE CAPITAL RATIO TO GO
  BELOW 7%

CRITERIA ARE LISTED IN ORDER OF IMPORTANCE. THERE ARE SOMETIMES
TRADE-OFFS AMONG CRITERIA.

                                  ASSUMPTIONS

o BB&T'S 1999 EPS IS BASED ON A FIRST CALL ESTIMATE OF $1.93 AND SUBSEQUENT YEARS ARE BASED ON 9% INCOME STATEMENT AND BALANCE SHEET GROWTH.

o $9.3 MILLION COST SAVINGS (25% OF MSDX'S EXPENSE BASE). COST SAVINGS WILL BE RECOGNIZED OVER 2 YEARS WITH 25% OF TOTAL COST SAVINGS ACHIEVED IN 1999 AND THE REMAINING 75% IN 2000.

o FEE INCOME IMPROVEMENT - RAISE MSDX'S FEE INCOME RATIO FROM 18.8% FOR 1998 TO 25% FOR FULL-YEAR 2004 BY LEVERAGING BB&T'S SALES MANAGEMENT SYSTEM AND EXPANDED PRODUCT OFFERINGS.

o   MSDX'S NET INTEREST MARGIN (NON-FTE) IS MAINTAINED ANNUALLY AT 4.03%.

o FOR MSDX, WE HAVE ASSUMED INCOME STATEMENT AND BALANCE SHEET GROWTH RATES OF 9% ANNUALLY FOR ALL YEARS MODELED EXCEPT FOR THE ENHANCEMENTS CITED ABOVE.

                          IMPACT ON EARNINGS PER SHARE

                              ACCRETION                  ACCRETION
                              (DILUTION)    PRO FORMA    (DILUTION)
              PRO FORMA       PRO FORMA     CASH BASIS   PRO FORMA
                 EPS           SHARES          EPS       SHARES
              ---------       ---------     ---------- -----------
1999*         $ 1.93          $(0.00)       $ 2.05     $ (0.00)
2000            2.11            0.01          2.23        0.01
2001            2.31            0.01          2.42        0.02
2002            2.52            0.02          2.63        0.02
2003            2.75            0.02          2.86        0.03
2004            3.00            0.03          3.10        0.03
2005            3.27            0.04          3.37        0.04
2006            3.57            0.04          3.66        0.04
2007            3.89            0.04          3.98        0.04
2008            4.24            0.05          4.33        0.05
2009            4.62            0.05          4.71        0.05


INTERNAL RATE OF RETURN 16.08%


* EXCLUDES NONRECURRING ITEMS

                                IMPACT ON ROE *

                                           PRO FORMA
               PRO FORMA                   CASH BASIS
               ROE (%)         CHANGE      ROE (%)      CHANGE
               ---------       ------      ----------   ------

1999**         19.87           (0.17)        24.31       (0.37)
2000           19.34           (0.00)        22.99       (0.01)
2001           18.80            0.03         21.71        0.02
2002           18.32            0.03         20.65        0.03
2003           17.91            0.04         19.77        0.04
2004           17.53            0.06         18.97        0.06


* THE DECREASE IN ROE RESULTS FROM THE BUILD UP IN EQUITY RELATIVE TO ASSETS. ** EXCLUDES NONRECURRING ITEMS

                                 IMPACT ON ROA

                                            PRO FORMA
              PRO FORMA                     CASH BASIS
               ROA(%)          CHANGE       ROA(%)       CHANGE
              ---------        ------       ----------   -------
1999*           1.51           (0.02)         1.61       (0.03)
2000            1.52           (0.01)         1.62       (0.01)
2001            1.53           (0.01)         1.61       (0.01)
2002            1.53           (0.00)         1.61       (0.00)
2003            1.53           (0.00)         1.60       (0.00)
2004            1.54            0.00          1.59        0.00


* EXCLUDES NONRECURRING ITEMS

                     IMPACT ON BOOK VALUE / LEVERAGE RATIO

            PRO FORMA
            BOOK VALUE PER SHARE
            ------------------------        PRO FORMA
                           ACCRETION        LEVERAGE    ACCRETION
              STATED      (DILUTION)         RATIO     (DILUTION)
            --------      ----------        ---------  ----------
1999         $ 10.28          $ 0.05          7.19%       0.03
2000           11.57            0.06          7.61        0.02
2001           12.98            0.07          7.99        0.02
2002           14.51            0.09          8.34        0.02
2003           16.20            0.11          8.65        0.02
2004           18.05            0.15          8.93        0.03
2005           20.10            0.18          9.20        0.03
2006           22.36            0.22          9.45        0.03
2007           24.86            0.27          9.70        0.03
2008           27.63            0.31          9.93        0.04
2009           30.70            0.37         10.16        0.04

                                    SUMMARY

o THE ACQUISITION OF MASON-DIXON BANCSHARES, INC. IS A STRONG STRATEGIC FIT:

  - IT HELPS ACCOMPLISH OUR GOAL OF EXPANSION IN THE MARYLAND MARKET

  - IT FITS CULTURALLY AND GEOGRAPHICALLY

  - THIS IS THE TYPE OF MERGER WE HAVE CONSISTENTLY SUCCESSFULLY EXECUTED

o OVERALL INVESTMENT CRITERIA ARE MET:

  - EPS AND CASH BASIS EPS ACCRETIVE IN YEAR 2000

  - IRR 16.08%

  - ROE AND CASH BASIS ROE POSITIVE BY YEAR 2001

  - BOOK VALUE ACCRETIVE IN YEAR 1999

  - COMBINED LEVERAGE RATIO REMAINS ABOVE 7%

  - ACCELERATED DIVIDEND GROWTH POTENTIAL IN YEAR 2000

                                    APPENDIX


                    o HISTORICAL FINANCIAL DATA

                    o GLOSSARY

MASON-DIXON BANCSHARES, INC.
FINANCIAL SUMMARY


                                                   1996      1997        1998
                                                 --------  --------    --------
EARNINGS SUMMARY (In thousands)

INTEREST INCOME (FTE)
Interest on loans & leases                       $ 34,122  $ 39,175    $ 48,618
Interest & dividends on
securities                                         25,697    29,675      35,016
Interest on temporary investments                   1,192     1,133       1,553
                                                 --------  --------    --------
 Total interest income (FTE)                       61,011    69,983      85,187
                                                 --------  --------    --------
 INTEREST EXPENSE
Interest expense on deposit accounts               23,002    24,198      24,165
Interest on short-term borrowings                   2,511     4,882       3,780
Interest on long-term debt                          3,731     7,095      16,246
                                                 --------  --------    --------
 Total interest expense                            29,244    36,175      44,191
                                                 --------  --------    --------

Net interest income (FTE)                          31,767    33,808      40,996
 Less taxable equivalency adjustment                2,215     2,548       3,121
                                                 --------  --------    --------
Net interest income                                29,552    31,260      37,875
Provision for loan losses                             836       138         758
                                                 --------  --------    --------
Net interest income after provision                28,716    31,122      37,117
                                                 --------  --------    --------
NONINTEREST INCOME
Service charges on deposit accounts                 2,128     2,228       2,045
Non-deposit fees and commissions                    1,407     1,471       1,666
G / (L) on sale of securities                       1,740       554         792
Other operating income                              2,206     3,737       5,794
                                                 --------  --------    --------
 Total noninterest income                           7,481     7,990      10,297
                                                 --------  --------    --------

NONINTEREST EXPENSE
Personnel                                          14,433    16,109      21,236
Occupancy & equipment                               3,923     4,187       4,702
FDIC premiums                                           4        78          76
Other operating expenses                            6,398     6,417       8,093
                                                 --------  --------    --------
 Total noninterest expense                         24,758    26,791      34,107
                                                 --------  --------    --------

Net income before taxes                            11,439    12,321      13,307
Income taxes                                        3,003     3,162       3,161
                                                 --------  --------    --------
Net income before nonrecurring charges              8,436     9,159      10,146
                                                 --------  --------    --------
Nonrecurring income / (expense)                        -         -          665
                                                 --------  --------    --------
 Net income                                      $  8,436   $ 9,159    $ 10,811
                                                 ========  ========    ========

Basic EPS                                        $   1.60   $  1.77    $   2.13
Diluted EPS                                          1.60      1.77        2.13
Diluted EPS before nonrecurring charges              1.60      1.77        2.00

Book value                                       $  13.71   $ 14.86     $ 16.20

EOP shares                                          5,303     5,077       5,072
Basic shares                                        5,285     5,184       5,074
Diluted shares                                      5,285     5,185       5,078

MASON-DIXON BANCSHARES, INC.

Financial Summary

                                                    1996     1997      1998
                                                 --------  --------    --------

AVERAGE BALANCE SHEET
(In thousands)
ASSETS
Loans                                           $ 365,778 $ 432,581   $ 482,300
Securities                                        360,522   411,768     498,977
Other earning assets                               22,036    20,359      24,151
                                                 --------  --------    --------
 Total interest-earning assets                    748,336   864,708   1,005,428
                                                 --------  --------    --------

Goodwill & other intangibles                        5,046     3,878       6,906
Other assets                                       51,694    51,212      50,713
                                                 --------  --------    --------
 Total assets                                   $ 805,075 $ 919,797 $ 1,063,047
                                                 ========  ========   =========

Net interest margin                                  4.25%     3.91%       4.07%

Secutities as a % of earning assets                    48%       48%         50%

LIABILITIES & SHAREHOLDERS' EQUITY
Interest-bearing deposits:
Money Market & NOW                               $ 58,676  $ 58,169    $ 58,315
Savings                                           182,857   184,972     174,830
CD's and other time                               286,557   302,205     317,714
                                                 --------  --------    --------
 Total interest-bearing deposits                  528,090   545,346     550,859
Short-term borrowed funds                          45,823    87,173      68,729
Long-term debt                                     70,096   117,435     263,920
                                                 --------  --------    --------
 Total interest-bearing liabilities               644,009   749,954     883,508

Demand deposits                                    83,825    89,488      90,660
Other liabilities                                   8,471     7,858      10,627
                                                 --------  --------    --------
 Total liabilities                                736,305   847,300     984,795
                                                 --------  --------    --------


Preferred equity                                       -         -           -
Common equity                                      68,770    72,497      78,252
                                                 --------  --------    --------
 Total equity                                      68,770    72,497     78,252
                                                 --------  --------    --------

                                                 --------  --------    --------
Total liabilities & shareholders' equity        $ 805,075 $ 919,797  $1,063,047
                                                 ========  ========   =========
Other int-liab. as a percent of total assets           14%       22%         31%

MASON-DIXON BANCSHARES, INC.

FINANCIAL SUMMARY

                                                    1996      1997     1998
                                                 --------  --------  ----------
RATIO ANALYSIS

ROA                                                  1.05%     1.00%       0.95%
ROCE                                                12.27%    12.63%      12.97%
Efficiency ratio                                     66.0%     65.0%       67.5%
Adj. noninterest income / Adj. revenues              15.3%     18.0%       18.8%
Average equity / Average assets                       8.5%      7.9%        7.4%

CREDIT QUALITY
(In thousands)
Beginning                                        $  4,729   $ 5,167     $ 5,231
                                                 --------  --------  ----------
Provision                                             836       138       3,677
Acquired allowance                                     -         -        2,877
Net charge-offs                                      (398)      (74)     (2,892)
                                                 --------  --------  ----------
Ending allowance                                 $  5,167   $ 5,231     $ 8,893
                                                 --------  --------  ----------

Allowance                                            1.30%     1.14%       1.92%
Charge-off rate                                      0.11%     0.02%       0.60%
Period end loans & leases                        $398,164 $ 460,391   $ 462,557
Period end common equity                         $ 72,699 $  75,449   $  82,139

                                    GLOSSARY


Return on Assets - recurring earnings for the period as a percentage of average assets for the period.

Return on Equity - recurring earnings for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios - These calculations exclude the effect on net income of amortization expense applicable to certain intangible assets. The ratios also exclude the effect of the unamortized balances of these intangibles from assets and equity.

Efficiency Ratio - calculated as recurring noninterest expense as a percentage of the sum of recurring net interest income on a fully taxable equivalent basis and recurring noninterest income.

Leverage Capital Ratio - Common shareholders' equity excluding unrealized securities gains and losses and certain intangible assets as a percentage of average assets for the most recent quarter less certain intangible assets.

Total Risk-Based Capital Ratio - The sum of shareholders' equity, a qualifying portion of subordinated debt and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio - Loan losses net of recoveries as a percentage of average loans and leases.

Internal Rate of Return - The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and / or other consideration to be received by the selling shareholders.

Recurring Results or Ratios - earnings excluding charges and expenses principally related to completing mergers and acquisitions.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.